 EXHIBIT 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
UNITED STATES CODE)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Tedom Capital, Inc. a Delaware corporation (the “Company”), do hereby certify with respect to the Annual Report of the Company on Form 10-K for the fiscal year ended June 30, 2008, as filed with the Securities and Exchange Commission (the “10-K Report”) that:

(1)	the 10-K Report fully complies with the requirements of sections 13(a) and 15(d) of the Securities Exchange Act of 1934; and,

(2)	the information contained in the 10-K Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: September 25, 2008	By:	/s/ ERIC GRUNFELD
ERIC GRUNFELD, CEO

	By:	/s/ JASON WEILERT
JASON WEILERT, CFO